UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2014

RADISYS CORPORATION
(Exact name of registrant specified in its charter)

Oregon	0-26844	93-0945232
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5435 NE Dawson Creek Drive, Hillsboro, Oregon	97124
(Address of principal executive offices)	(Zip Code)

Registrant's telephone, including area code: (503) 615-1100

Not Applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 19, 2014, Radisys Corporation issued a press release announcing that it is offering to sell shares of its common stock in an underwritten public offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit

99.1	Press release, dated as of March 19, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADISYS CORPORATION
Date:	March 19, 2014	By:	/s/ Allen Muhich
		Name:	Allen Muhich
		Title:	Chief Financial Officer and Vice President of Finance (Principal Financial and Accounting Officer)

Exhibit Index

Exhibit No.	Exhibit

99.1	Press release, dated as of March 19, 2014